EXHIBIT 99.1

                              Financial Supplement

                                                         Exhibit 99.1


                              Financial Supplement

                          THE PHOENIX COMPANIES, INC.



                               December 31, 2004



              Revised to conform to 2004 Annual Report on Form 10K





                                [LOGO]PHOENIX(R)

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards & Sons, Inc.                             J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank North America                           Vanessa Wilson
Friedman, Billings, Ramsey & Co.                      Stewart Johnson
JP Morgan                                             Jimmy Bhullar
Keefe Bruyette & Woods, Inc.                          Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       Eric Berg
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS                                                   Andrew Kligerman

SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR

For information or assistance regarding your account, please contact our transfer agent and registrar:
The Phoenix Companies, Inc. C/O The Bank of New York, Shareholder Relations, PO Box 11258, New York, NY 10286-1258

Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Web: www.stockbny.com



FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

        The Phoenix Companies, Inc.
        Investor Relations
        One American Row
        P.O. Box 5056, Hartford, CT 06102-5056
        Phone: 1-860-403-7100
        Fax: 1-860-403-7880
        e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                            DECEMBER 2004 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------


FINANCIAL HIGHLIGHTS.......................................................  1
INCOME STATEMENT...........................................................  2
LIFE AND ANNUITY EARNINGS SUMMARY..........................................  4
   VARIABLE UNIVERSAL LIFE.................................................  6
   UNIVERSAL LIFE / INTEREST SENSITIVE.....................................  8
   LIFE AND PRIVATE PLACEMENT SALES........................................ 10
   ANNUITIES............................................................... 12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT........................ 14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION.............................. 16
ASSET MANAGEMENT........................................................... 18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT................... 20
VENTURE CAPITAL SEGMENT.................................................... 22
CORPORATE AND OTHER........................................................ 24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT............................. 26
CONSOLIDATING FOURTH QUARTER 2004 INCOME STATEMENT......................... 28
CONDENSED CONSOLIDATED BALANCE SHEET....................................... 29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY............................... 30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS.......................... 31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES....................... 32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2004 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                 December 31,
                                                          -----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          -----------    -----------    -----------    -----------    -----------
General Account Invested Assets                           $ 17,334.6     $ 17,242.8     $ 16,812.8     $ 14,411.4     $ 12,594.3
Separate Account Assets                                      6,950.3        6,083.2        4,371.2        5,025.2        5,376.6
Total Assets                                                28,362.6       27,559.2       25,235.9       22,535.6       20,313.5
Indebtedness                                                   690.8          639.0          644.3          599.3          425.1
Total Stockholders' Equity                                   2,022.4        1,947.8        1,826.8        2,307.8        1,840.9
Total Stockholders' Equity excluding SFAS 115,
  other accumulated OCI and FIN 46-R                      $  2,018.5     $  1,925.3     $  1,937.1     $  2,317.5     $  1,820.7

Debt to Total Capitalization                                   25.5%          24.7%          24.1%          20.0%          18.8%
Debt (Excluding Equity Units) to Total Capitalization          19.8%          18.8%          18.3%

Book Value Per Share (1)                                  $    21.31     $    20.62        $ 19.43     $    22.64     $    24.75
Book Value Per Share, excluding SFAS 115
  and other accumulated OCI                                    20.70          19.96          20.19          22.62          24.51
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                      $    21.27     $    20.39        $ 20.60     $    22.74
Period-end Common Shares Outstanding (2)                        94.9           94.4           94.0          101.9          105.0
                                                          ===========    ===========    ===========    ===========    ===========

---------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                             $    204.1     $    175.0        $ 175.0     $    175.0     $    175.0
Equity Units                                                   153.7          153.7          153.7
Senior Unsecured Bonds                                         300.0          300.0          300.0          300.0
Interest Rate Swap                                               8.0           10.3           15.6           (0.8)
Bank Credit Facility                                            25.0                                        125.1          230.0
Other                                                                                                                       20.1
                                                          -----------    -----------    -----------    -----------    -----------
Total Indebtedness                                        $    690.8     $    639.0        $ 644.3     $    599.3     $    425.1
                                                          ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY  (3)
Capital, Surplus and Surplus Notes                        $    814.6     $    762.9        $ 861.0     $  1,149.8     $  1,322.8
Asset Valuation Reserve (AVR)                                  213.6          198.6          147.0          221.5          559.7
                                                          -----------    -----------    -----------    -----------    -----------
Capital, Surplus, Surplus Notes and AVR                      1,028.2          961.5        1,008.0        1,371.3        1,882.5
                                                          ===========    ===========    ===========    ===========    ===========
Policyholder Dividend Liability                                403.3          408.5          403.0          395.8          383.2
Interest Maintenance Reserve                                   (31.3)         (30.2)          (2.0)          11.6           (1.4
Statutory Gain From Operations                                  35.1           69.7           44.5          119.9          266.4
Statutory Net Income (Loss)                               $     47.1     $     21.5     $      7.5     $    (13.9)    $    266.1

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2)   Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by The Insurance Department of the State of New York. December 2004 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY
                                                                                      December 31,
                                                         -----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         -----------    -----------    -----------    -----------    -----------
SEGMENT INCOME

Life Insurance                                           $    134.5     $    103.5     $    101.0     $     72.0     $     19.6
Annuity                                                         8.3           (4.1)         (20.7)          10.9            4.2
Life and Annuity Segment                                      142.8           99.4           80.3           82.9           23.8
Asset Management Segment                                         .1           (8.7)         (69.9)          (8.7)          61.4
Venture Capital Segment                                        19.3           36.2          (59.3)        (159.6)         277.3
Corporate and Other Segment                                   (59.1)         (47.8)         (40.0)         (34.7)         (60.8)
                                                         -----------    -----------    -----------    -----------    -----------
Total Segment Income (Loss), Before Income Taxes              103.1           79.1          (88.9)        (120.1)         301.7
Applicable Income Taxes (Benefit)                              22.5           21.8          (28.5)         (45.4)         101.3
                                                         -----------    -----------    -----------    -----------    -----------
TOTAL SEGMENT INCOME (LOSS)                                    80.6           57.3          (60.4)         (74.7)         200.4
Net Realized Investment Gains (Losses),
  after income taxes                                            5.7            3.2          (39.3)         (43.0)          62.0
Realized losses - Investments Pledged as
  Collateral Consolidated Under FIN 46-R                      (12.9)          (2.4)         (26.3)         (12.5)
Unrealized Gains (Losses) on Equity
  Investment in Aberdeen                                       55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Setttlement                                         (14.7)
Surplus Notes Tender Costs                                     (6.4)
Management Restructuring and Early Retirement Costs           (21.9)          (8.5)         (28.5)         (15.5)
Deferred Policy Acquisition Cost Adjustments                                                 15.1                        (141.8)
Expenses of Purchase of PXP Minority Interest                                                              (52.8)
Demutualization Related Items, Net                                                           (1.3)          (2.9)         (24.5)
Other Income (Expense)                                                         1.3                           5.3            (.1)
                                                         -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                       86.3           (4.1)        (140.7)        (196.1)          96.0
Income (Loss) From Discontinued Operations                       .1           (2.1)          (1.3)          (2.5)         (12.7)
                                                         -----------    -----------    -----------    -----------    -----------
Income (Loss) Before Cumulative Effect
  of Accounting changes                                        86.4           (6.2)        (142.0)        (198.6)          83.3
Cumulative Effect of Accounting changes                                                    (130.3)         (16.6)
                                                         -----------    -----------    -----------    -----------    -----------
NET INCOME (LOSS)                                        $     86.4     $     (6.2)    $   (272.3)    $   (215.2)    $     83.3
                                                         ===========    ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                        94.7           94.2           97.9          104.6          104.6
                                                         -----------   ------------    -----------    -----------    -----------
Total Segment Income (Loss) Per Share                    $     0.85     $     0.61     $    (0.62)    $    (0.71)    $     1.90
Net Income (Loss) Per Share                              $     0.91     $    (0.07)    $    (2.78)    $    (2.06)    $     0.80

Diluted

Weighted-Average Shares Outstanding and dilutive
  potential common shares (1) (2)                             100.8           96.6           97.9          104.6          104.6
                                                         -----------    -----------    -----------    -----------    -----------
Total Segment Income (Loss) Per Share                    $     0.80     $     0.59     $    (0.62)    $    (0.71)    $     1.90
Net Income (Loss) Per Share                              $     0.86     $    (0.07)    $    (2.78)    $    (2.06)    $     0.80
                                                         ===========

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares was 96.6 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                        2003                                       2004
Quarters ended                                 ----------------------------------------  ------------------------------------------
                                                 March     June    September  December     March     June    September  December
                                               --------- --------- --------- ----------  --------  --------- --------- ----------
SEGMENT INCOME
Life Insurance                                 $   23.3  $   29.2  $   24.7  $   26.4    $   23.0  $   29.9  $   37.9  $   43.7
Annuity                                            (5.3)     (1.4)       .3       2.2         2.8       3.9       3.0      (1.4)
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
Life and Annuity Segment                           18.0      27.8      25.0      28.6        25.8      33.8      40.9      42.3
Asset Management Segment                           (5.8)     (5.7)     (3.1)      5.9          .1        .1                 (.1)
Venture Capital Segment                            23.9       5.8       5.1       1.3        11.6       4.4      (3.9)      7.2
Corporate and Other Segment                       (11.4)    (12.5)    (10.5)    (13.4)      (12.7)    (16.0)    (15.9)    (14.5)
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
Total Segment Income, Before Income Taxes          24.7      15.4      16.5      22.4        24.8      22.3      21.1      34.9
Applicable Income Taxes (Benefit)                   7.5       3.5       4.6       6.1         7.3       5.7        .6       8.9
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
TOTAL SEGMENT INCOME                               17.2      11.9      11.9      16.3        17.5      16.6      20.5      26.0
Net Realized Investment Gains (Losses),
  after income taxes                              (12.4)     (4.2)      2.5      17.3         1.7       7.8       (.1)     (3.7)
Realized gains (losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R        (1.9)      (.1)      (.8)       .4        (1.0)     (3.6)     (8.3)
Unrealized Gains (Losses) on Equity Investment
  in Aberdeen                                               (55.0)                                       .8                55.1
Share of Aberdeen's Extraordinary Charge
  for FSA Setttlement                                                                                                     (14.7)
Surplus Notes Tender Costs                                                                                                 (6.4)
Management Restructuring and Early
  Retirement Costs                                 (2.5)     (1.8)               (4.2)       (1.9)     (7.0)     (5.0)     (8.0)
Other Income                                        1.3
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS            1.7     (49.2)     13.6      29.8        16.3      14.6       7.1      48.3
Income (Loss) From Discontinued Operations          (.4)      (.4)      (.4)      (.9)         .3       (.2)
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
NET INCOME (LOSS)                              $    1.3  $  (49.6) $   13.2  $   28.9    $   16.6  $   14.4  $    7.1  $   48.3
                                               ========= ========= ========= =========   ========= ========= ========= =========


--------------------------------------------------------------------------------------------------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding                94.0      94.2      94.3      94.4        94.5      94.6      94.7      94.8
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
Total Segment Income Per Share                 $   0.18  $   0.13  $   0.13  $   0.17    $   0.19  $   0.18  $   0.22  $   0.27
Net Income (Loss) Per Share                    $   0.01  $  (0.53) $   0.14  $   0.31    $   0.18  $   0.15  $   0.07  $   0.51

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (1)             95.0      94.2      98.3      99.8       102.0     101.3      99.2     100.3
                                               --------- --------- --------- ---------   --------- --------- --------- ---------
Total Segment Income (Loss) Per Share          $   0.18  $   0.13  $   0.12  $   0.16    $   0.17  $   0.16  $   0.21  $   0.26
Net Income (Loss) Per Share                    $   0.01  $  (0.53) $   0.13  $   0.29    $   0.16  $   0.14  $   0.07  $   0.48
                                                                                                                       =========

(1) For the three months ended June 30, 2003, the weighted averaged common shares outstanding and dilutive potential common shares were 95.3 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
                                                         ------------------------------------------------------------------------
SEGMENT INCOME                                               2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
Variable Universal Life                                  $      35.7    $      35.0    $      35.9    $      30.2    $      20.1
Universal Life (1)                                              34.4           21.7           26.3           17.4           18.2
Term Life                                                        3.4            3.8            4.7            1.3           (1.0)
Other Life and Annuity (2)                                      16.0            6.9             .8            1.7            4.6
                                                         ------------   ------------   ------------   ------------   ------------
Total, Non-participating Life                                   89.5           67.4           67.7           50.6           41.9
Participating Life                                              45.0           36.1           33.3           21.4          (22.3)
                                                         ------------   ------------   ------------   ------------   ------------
Total, Life Insurance                                          134.5          103.5          101.0           72.0           19.6
Annuities                                                        8.3           (4.1)         (20.7)          10.9            4.2
                                                         ------------   ------------   ------------   ------------   ------------
Segment Income, before income taxes                            142.8           99.4           80.3           82.9           23.8
Allocated Income Taxes (3)                                      36.4           31.1           28.0           28.8            9.4
                                                         ------------   ------------   ------------   ------------   ------------
Segment Income                                           $     106.4    $      68.3    $      52.3    $      54.1    $      14.4
                                                         ============   ============   ============   ============   ============


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                 2003                                       2004
SEGMENT INCOME                                 ----------------------------------------  ------------------------------------------
Quarters Ended                                   March     June    September  December     March       June    September  December
                                               --------- --------- --------- ----------  ---------- ---------- --------- ----------
Variable Universal Life                        $    6.3  $    9.3  $   10.5  $     9.0   $     8.2  $     8.5  $    9.7  $     9.5
Universal Life (1)                                  4.7       5.6       5.5        5.9         1.9       10.9       8.7       12.9
Term Life                                            .4       (.8)       .9        3.3          .3       (1.1)       .9        3.2
Other Life and Annuity (2)                          3.1       1.2        .8        1.8         3.7        3.4       2.6        6.1
                                               --------- --------- --------- ----------  ---------- ---------- --------- ----------
Total, Non-participating Life                      14.5      15.3      17.7       20.0        14.1       21.7      21.9       31.7
Participating Life                                  8.8      13.9       7.0        6.4         8.9        8.2      15.9       12.0
                                               --------- --------- --------- ----------  ---------- ---------- --------- ----------
Total, Life Insurance                              23.3      29.2      24.7       26.4        23.0       29.9      37.8       43.7
Annuities                                          (5.3)     (1.4)       .3        2.2         2.8        3.9       3.0       (1.4)
                                               --------- --------- --------- ----------  ---------- ---------- --------- ----------
Segment Income, before income taxes                18.0      27.8      25.0       28.6        25.8       33.8      40.8       42.3
Applicable Income Taxes                             4.0       8.4      10.7        8.0         7.2       10.2       7.1       11.9
                                               --------- --------- --------- ----------  ---------- ---------- --------- ----------
Segment Income                                 $   14.0  $   19.4  $   14.3  $    20.6   $    18.6  $    23.7  $   33.7  $    30.4
                                               ========= ========= ========= ==========  ========== ========== ========= ==========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
                                                         ------------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
PRE-TAX INCOME
Fees                                                     $      29.6    $      30.1    $      31.4    $      29.5    $      24.9
Cost of Insurance                                               74.6           72.1           66.4           60.0           46.2
Interest Earned                                                  5.9            5.6            7.0            4.5            5.7
Surrender Charges                                                6.9            6.9            4.4            3.3            3.5
                                                         ------------   ------------   ------------   ------------   ------------
Total Revenues                                                 117.0          114.7          109.2           97.3           80.3
                                                         ------------   ------------   ------------   ------------   ------------
Net Death and Disability Benefits                               30.5           23.3           22.9           15.3           15.5
Incurred Expenses                                               47.1           52.8           45.9           48.2           41.6
Interest Credited                                                3.7            3.6            3.7            3.6            3.1
Minority Interest                                                                               .8
                                                         ------------   ------------   ------------   ------------   ------------
Total Expenses                                                  81.3           79.7           73.3           67.1           60.2
                                                         ------------   ------------   ------------   ------------   ------------
Pre-tax Income                                                  35.7           35.0           35.9           30.2           20.1
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                                     16.3           21.4           36.6           29.5           34.2
Controllable Expenses and Other                                 34.0           44.6           60.8           60.1           57.3
                                                         ------------   ------------   ------------   ------------   ------------
Total Current Expenses                                          50.3           66.0           97.4           89.6           91.5
Acquisition Costs Deferred                                     (25.4)         (33.9)         (68.1)         (65.4)         (56.9)
Acquisition Costs Amortized                                     22.2           20.8           16.6           24.0            7.0
                                                         ------------   ------------   ------------   ------------   ------------
Incurred Expenses                                               47.1           52.8           45.9           48.2           41.6
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                       245.4          353.4          465.7          336.1          258.1
Surrenders                                                     (75.3)         (69.4)         (37.6)         (31.2)         (34.0)
Deaths                                                          (2.2)          (1.4)          (1.8)          (1.7)          (1.4)
                                                         ------------   ------------   ------------   ------------   ------------
Net Sales                                                      167.9          282.6          426.3          303.2          222.7
Performance                                                    179.3          252.1         (149.8)        (194.0)        (128.1)
Fees                                                           (30.6)         (36.4)         (35.8)         (34.5)         (33.0)
Cost of Insurance                                              (72.4)         (69.8)         (66.4)         (60.0)         (46.2)
                                                         ------------   ------------   ------------   ------------   ------------
Acquisitions
Change in Funds Under Management                               244.2          428.5          174.3           14.7           15.4
Beginning Balance                                            1,698.9        1,270.3        1,096.0        1,081.3        1,065.9
                                                         ------------   ------------   ------------   ------------   ------------
Ending Balance                                               1,943.1        1,698.8        1,270.3        1,096.0        1,081.3
                                                         ============   ============   ============   ============   ============
LIFE INSURANCE IN FORCE                                  $  24,251.8    $  24,603.0    $  23,788.2    $  20,436.1    $  17,743.3
                                                         ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                2003                                        2004
                                            ------------------------------------------   -------------------------------------------
Quarters ended                                 March      June    September   December     March       June    September   December
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
PRE-TAX INCOME
Fees                                        $     7.6  $     7.5  $     8.1  $     7.0   $     8.0  $     7.3  $     6.8  $     7.5
Cost of Insurance                                17.9       18.1       17.6       18.5        18.3       18.5       18.7       19.2
Interest Earned                                   1.6        1.5        1.3        1.2         1.2        1.7        1.2        1.8
Surrender Charges                                 1.2        1.6        1.8        2.3         1.7        1.4        1.8        2.1
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Revenues                                   28.3       28.7       28.7       29.0        29.2       28.9       28.5       30.6
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Net Death and Disability Benefits                 5.0        6.0        5.0        7.3         8.3        7.5        6.1        8.6
Incurred Expenses                                16.1       12.5       12.3       12.0        11.7       11.9       11.7       11.7
Interest Credited                                  .9        1.0        1.0         .7         1.0        1.0        1.0         .8
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Expenses                                   22.0       19.5       18.3       20.0        21.0       20.4       18.8       21.1
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Pre-tax Income                                    6.3        9.3       10.5        9.0         8.2        8.5        9.7        9.5
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

                                             ---------------------------------------------------------------------------------------
INCURRED EXPENSES
Commissions and Concessions                       5.2        4.6        4.9        6.7         4.0        4.2        3.0        5.1
Controllable Expenses and Other                  11.4       12.3        9.1       11.8         9.2        9.3        8.4        7.1
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Current Expenses                           16.6       16.9       14.0       18.5        13.2       13.5       11.4       12.2
Acquisition Costs Deferred                       (8.0)      (8.7)      (7.0)     (10.2)       (6.6)      (6.6)      (5.5)      (6.7)
Acquisition Costs Amortized                       7.5        4.3        5.3        3.7         5.1        5.0        5.8        6.2
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Incurred Expenses                                16.1       12.5       12.3       12.0        11.7       11.9       11.7       11.7
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

                                            ----------------------------------------------------------------------------------------
FUNDS UNDER MANAGEMENT
Deposits                                         71.8       62.0      137.4       82.2        67.0       60.0       45.1       73.3
Surrenders                                      (13.7)     (11.5)     (25.4)     (18.8)      (15.6)     (15.0)     (16.1)     (28.6)
Deaths                                            (.2)       (.1)       (.5)       (.6)        (.4)       (.4)       (.6)       (.8)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Net Sales                                        57.9       50.4      111.5       62.8        51.0       44.6       28.4       43.9
Performance                                      (8.5)     110.4       52.0       98.2        56.5       10.0       (2.0)     114.8
Fees                                             (8.4)      (7.9)     (10.0)     (10.1)       (8.4)      (7.4)      (7.0)      (7.8)
Cost of Insurance                               (17.9)     (16.8)     (17.2)     (17.9)      (17.7)     (18.0)     (18.0)     (18.7)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Change in Funds Under Management                 23.1      136.1      136.3      133.0        81.4       29.2        1.4      132.2
Beginning Balance                             1,270.3    1,293.5    1,429.6    1,565.9     1,698.9    1,780.3    1,809.5    1,810.9
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Ending Balance                                1,293.4    1,429.6    1,565.9    1,698.9     1,780.3    1,809.5    1,810.9    1,943.1
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

LIFE INSURANCE IN FORCE                     $23,744.4  $24,096.1  $24,366.4  $24,603.0   $24,388.2  $24,355.6  $24,206.6  $24,251.8
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
                                                         ------------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
PRE-TAX INCOME
Fees                                                     $      19.2    $      17.3    $      11.9    $       8.6    $       8.4
Cost of Insurance                                               90.7           78.9           71.6           66.2           64.8
Interest Earned                                                100.3           98.3          108.4          111.9          108.7
Surrender Charges                                                3.2            2.5            3.9            4.0            5.5
                                                         ------------   ------------   ------------   ------------   ------------
Total Revenues                                                 213.4          196.9          195.8          190.7          187.4
                                                         ------------   ------------   ------------   ------------   ------------
Net Death Benefits and Supplemental Benefits                    58.2           51.2           39.5           48.3           45.4
Incurred Expenses                                               46.2           46.0           44.3           34.6           32.5
Interest Credited                                               74.6           78.0           85.7           90.4           91.3
                                                         ------------   ------------   ------------   ------------   ------------
Total Expenses                                                 179.0          175.2          169.5          173.3          169.2
                                                         ------------   ------------   ------------   ------------   ------------

Pre-tax Income                                                  34.4           21.7           26.3           17.4           18.2
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                     24.9           28.2           15.2            9.8            5.8
Controllable Expenses                                           64.4           75.0           52.6           32.1           23.7
                                                         ------------   ------------   ------------   ------------   ------------
Total Current Expenses                                          89.3          103.2           67.8           41.9           29.5
Acquisition Cost Deferred                                      (63.5)         (74.9)         (40.2)         (20.0)          (8.7)
Acquisition Cost Amortized                                      20.4           17.7           16.7           12.7           11.7
                                                         ------------   ------------   ------------   ------------   ------------
Incurred Expenses                                               46.2           46.0           44.3           34.6           32.5
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                       229.4          217.8          149.3          104.6           90.9
Surrenders                                                    (126.2)        (118.6)        (107.4)         (99.0)        (108.2)
Deaths                                                         (16.9)         (19.4)         (25.0)         (18.5)         (20.9)
                                                         ------------   ------------   ------------   ------------   ------------
Net Sales                                                       86.3           79.8           16.9          (12.9)         (38.2)
Interest Credited                                               74.6           78.0           85.8           90.4           91.3
Fees                                                           (23.5)         (24.9)         (16.7)         (10.5)          (6.2)
Cost of Insurance                                              (90.7)         (78.9)         (71.6)         (66.2)         (64.8)
                                                         ------------   ------------   ------------   ------------   ------------
Change in Funds Under Management                                46.7           54.0           14.4             .8          (17.9)
Beginning Balance                                            1,564.0        1,510.0        1,495.6        1,494.8        1,512.7
                                                         ------------   ------------   ------------   ------------   ------------
Ending Fund Balance                                          1,610.7        1,564.0        1,510.0        1,495.6        1,494.8
                                                         ============   ============   ============   ============   ============

LIFE INSURANCE IN FORCE                                  $  14,103.7    $  12,830.3    $  10,476.7    $   9,465.6      $ 9,644.2
                                                         ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                2003                                        2004
PRE-TAX INCOME                              ------------------------------------------   -------------------------------------------
Quarters ended                                 March      June    September   December     March       June    September   December
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Fees                                        $     4.0  $     2.9  $     4.6  $     5.8   $     4.5  $     4.8  $     5.0  $     5.0
Cost of Insurance                                18.8       19.3       19.7       21.0        21.6       22.5       22.8       23.8
Interest Earned                                  24.7       24.6       24.5       24.4        24.0       25.9       24.4       26.0
Surrender Charges                                  .7         .6         .6         .6          .7        1.1         .5         .9
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Revenues                                   48.2       47.4       49.4       51.8        50.8       54.3       52.7       55.7
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Net Death Benefits and Supplemental Benefits     12.3        9.2       14.0       15.7        19.3       12.3       13.1       13.4
Incurred Expenses                                11.0       12.3       11.6       11.1        10.4       12.1       12.8       11.0
Interest Credited                                20.2       20.3       18.4       19.1        19.2       19.0       18.1       18.4
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Expenses                                   43.5       41.8       43.9       45.9        48.9       43.4       44.0       42.8
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Pre-tax Income                                    4.7        5.6        5.5        5.9         1.9       10.9        8.7       12.9
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

                                            ----------------------------------------------------------------------------------------
INCURRED EXPENSES

Commissions                                       6.2        4.3        6.9       10.8         6.9        6.2        4.0        7.9
Controllable Expenses                            16.0       18.6       17.9       22.5        17.1       15.5       14.4       17.4
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Current Expenses                           22.2       22.8       24.8       33.4        24.0       21.7       18.4       25.3
Acquisition Cost Deferred                       (15.3)     (15.0)     (18.2)     (26.4)      (17.7)     (14.5)     (11.9)     (19.4)
Acquisition Cost Amortized                        4.1        4.5        5.0        4.1         4.1        4.9        6.3        5.1
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Incurred Expenses                                11.0       12.3       11.6       11.1        10.4       12.1       12.8       11.0
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

                                            ----------------------------------------------------------------------------------------
FUNDS UNDER MANAGEMENT

Deposits                                         45.6       41.2       56.3       74.7        54.7       55.7       56.2       62.8
Surrenders                                      (30.9)     (27.3)     (27.6)     (32.8)      (31.9)     (37.0)     (27.7)     (29.6)
Deaths                                           (5.9)      (3.1)      (5.6)      (4.8)       (3.3)      (3.7)      (7.5)      (2.4)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Net Sales                                         8.8       10.8       23.1       37.1        19.5       15.0       21.0       30.8
Interest Credited                                20.2       20.3       18.4       19.1        19.1       19.0       18.1       18.4
Fees                                             (5.5)      (4.2)      (6.1)      (9.1)       (5.4)      (5.8)      (5.3)      (7.0)
Cost of Insurance                               (18.8)     (19.3)     (19.8)     (21.0)      (21.6)     (22.5)     (22.8)     (23.8)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Change in Funds Under Management                  4.7        7.6       15.6       26.1        11.6        5.7       11.0       18.4
Beginning Balance                             1,510.0    1,514.7    1,522.3    1,537.9     1,564.0    1,575.6    1,581.3    1,592.3
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Ending Fund Balance                           1,514.7    1,522.3    1,537.9    1,564.0     1,575.6    1,581.3    1,592.3    1,610.7
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

LIFE INSURANCE IN FORCE                     $10,914.9  $11,270.5  $11,763.7  $12,830.3   $13,195.6  $13,431.3  $13,725.6  $14,103.7
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
LIFE INSURANCE SALES                                     ------------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
WHOLESALER CHANNEL
Variable Universal Life                                  $      18.2    $      30.1    $      62.5    $      53.8    $      61.1
Universal Life/Interest Sensitive                               47.5           67.5           36.9           14.5            8.0
Term Life                                                       15.3           19.2           15.1           11.4           14.6
Participating Whole Life                                                         .6            4.8            9.7           22.6
                                                         ------------   ------------   ------------   ------------   ------------
Life Insurance Annualized Premium (1)                           81.0          117.4          119.3           89.4          106.3
                                                         ============   ============   ============   ============   ============

Variable Universal Life                                         10.8           20.1           25.1           49.7           46.2
Universal Life/Interest Sensitive                               53.2           61.6           29.9           14.5            1.8
Participating Whole Life                                                                        .8            2.4            5.4
                                                         ------------   ------------   ------------   ------------   ------------
Life Insurance Single Premium                                   64.0           81.7           55.8           66.6           53.4
                                                         ============   ============   ============   ============   ============

Variable Universal Life                                         29.0           50.1           87.6          103.5          107.3
Universal Life/Interest Sensitive                              100.7          129.2           66.8           29.0            9.8
Term Life                                                       15.3           19.2           15.1           11.4           14.6
Participating Whole Life                                                         .6            5.6           12.1           28.0
                                                         ------------   ------------   ------------   ------------   ------------
Total Wholesaler Life Insurance Premium (2)                    145.0          199.2          175.1          156.0          159.7
                                                         ============   ============   ============   ============   ============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)                 60.0          149.5          222.5           83.7           34.9
Annuity                                                        152.6          394.9          142.6          164.0          109.6
                                                         ------------   ------------   ------------   ------------   ------------
Total Private Placement Life and Annuity Deposits              212.6          544.4          365.1          247.7          144.5
                                                         ============   ============   ============   ============   ============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT                 $   1,898.5    $   1,535.5    $     864.7    $     494.1    $     290.0
                                                         ============   ============   ============   ============   ============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                2003                                        2004
LIFE INSURANCE SALES                        ------------------------------------------   -------------------------------------------
Quarters ended                                 March      June    September   December     March       June    September   December
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
WHOLESALER CHANNEL
Variable Universal Life                     $     6.3  $     7.0  $     5.7  $    11.1   $     4.5  $     5.0  $     3.1  $     5.6
Universal Life/Interest Sensitive                11.9       10.8       14.1       30.7        13.1       10.5       10.4       13.4
Term Life                                         4.5        4.8        4.8        5.2         3.9        4.0        3.3        4.2
Participating Whole Life                           .6
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Life Insurance Annualized Premium (1)            23.3       22.6       24.6       47.0        21.5       19.5       16.8       23.2
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

Variable Universal Life                           4.1        7.1        3.2        5.6         2.5        2.6        2.0        3.7
Universal Life/Interest Sensitive                 7.2        8.3       20.3       25.8        11.1       14.4       13.3       14.4
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Life Insurance Single Premium                    11.3       15.4       23.5       31.4        13.6       17.0       15.3       18.1
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

Variable Universal Life                          10.4       14.1        8.9       16.7         7.0        7.5        5.1        9.3
Universal Life/Interest Sensitive                19.1       19.1       34.4       56.5        24.2       25.0       23.7       27.8
Term Life                                         4.5        4.8        4.8        5.2         3.9        4.0        3.3        4.2
Participating Whole Life                           .6
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Wholesaler Life Insurance Premium (2) $    34.6  $    38.0  $    48.1  $    78.4   $    35.1  $    36.5  $    32.1  $    41.3
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life
   (annualized and single)                       19.7       13.8       90.3       25.7        17.4       14.5        3.0       25.1
Annuity                                          24.5      119.9      227.8       22.8        28.8       70.9       41.0       12.0
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Private Placement Life and
   Annuity Deposits                         $    44.2  $   133.7  $   318.1  $    48.5   $    46.2  $    85.4  $    44.0  $    37.1
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT    $   946.0  $ 1,091.3  $ 1,385.3  $ 1,535.5   $ 1,642.8  $ 1,720.2  $ 1,788.6  $ 1,898.5
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
                                                         ------------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
PRE-TAX INCOME
Fees                                                     $      63.4    $      56.9    $      57.1    $      64.6    $      78.2
Interest Earned                                                146.6          139.4           98.3           40.3           16.3
Surrender Charges                                                5.8            7.4            6.6            3.9            5.1
                                                         ------------   ------------   ------------   ------------   ------------
Total Revenues                                                 215.8          203.7          162.0          108.8           99.6
                                                         ------------   ------------   ------------   ------------   ------------

Mortality Cost                                                   8.9            4.3           10.9            4.3            3.0
Incurred Expenses                                               81.6           77.3           79.8           54.4           77.3
Interest Credited                                              117.0          126.2           92.0           39.2           15.1
                                                         ------------   ------------   ------------   ------------   ------------
Total Expenses                                                 207.5          207.8          182.7           97.9           95.4
                                                         ------------   ------------   ------------   ------------   ------------

Pre-tax  Income (Loss)                                           8.3           (4.1)         (20.7)          10.9            4.2
                                                         ============   ============   ============   ============   ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                         42.6           51.1           81.3           44.0           29.2
Controllable Expenses                                           47.6           65.3           66.5           75.2           54.1
                                                         ------------   ------------   ------------   ------------   ------------
Total Current Expenses                                          90.2          116.4          147.8          119.2           83.2
Acquisition Cost Deferred                                      (43.7)         (65.5)        (102.9)         (83.8)         (43.0)
Acquisition Cost Amortized                                      35.1           26.4           34.9           19.0           37.0
                                                         ------------   ------------   ------------   ------------   ------------

Incurred Expenses                                        $      81.6    $      77.3    $      79.8    $      54.4    $      77.3
                                                         ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                2003                                        2004
PRE-TAX INCOME                              ------------------------------------------   -------------------------------------------
Quarters ended                                 March      June    September   December     March       June    September   December
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Fees                                        $    12.8  $    13.3  $    15.0  $    15.7   $    15.5  $    15.7  $    15.9  $    16.3
Interest Earned                                  34.1       34.1       35.9       35.4        35.4       35.3       37.6       38.4
Surrender Charges                                 1.5        1.4        1.8        2.6         1.1        1.4        2.1        1.2
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Revenues                                   48.4       48.8       52.7       53.7        52.0       52.3       55.6       55.9
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Mortality Cost                                    2.8                   1.8        (.3)         .9        2.4        3.6        2.0
Incurred Expenses                                19.4       20.0       17.9       19.9        20.6       15.8       19.8       25.5
Interest Credited                                31.5       30.2       32.7       31.9        27.7       30.2       29.2       29.8
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Expenses                                   53.7       50.2       52.4       51.5        49.2       48.4       52.6       57.3
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Pre-tax Income (Loss)                            (5.3)      (1.4)        .3        2.2         2.8        3.9        3.0       (1.4)
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                          16.7       11.6       11.5       11.3        12.6       10.3        9.9        9.8
Controllable Expenses                            18.0       16.3       14.8       16.2        15.9       12.5        9.9        9.3
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Total Current Expenses                           34.7       27.9       26.3       27.5        28.5       22.8       19.8       19.1
Acquisition Cost Deferred                       (24.7)     (14.0)     (14.7)     (12.2)      (15.0)     (12.7)      (7.9)      (8.0)
Acquisition Cost Amortized                        9.4        6.1        6.3        4.6         7.1        5.7        7.9       14.4
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------

Incurred Expenses                           $    19.4  $    20.0  $    17.9  $    19.9   $    20.6  $    15.8  $    19.8  $    25.5
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                       December 31,
FUNDS UNDER MANAGEMENT                                   ------------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------   ------------
Annuities
Deposits                                                 $     670.9    $   1,428.1    $   2,258.4    $   1,492.9    $     687.0
Surrenders                                                    (774.4)        (854.9)        (736.7)        (482.3)        (608.5)
                                                         ------------   ------------   ------------   ------------  -------------
Net Sales                                                     (103.5)         573.2        1,521.7        1,010.6           78.5
Performance and Interest Credited                              664.5          865.3         (338.0)        (563.1)        (415.2)
Fees                                                           (59.8)         (57.7)         (58.8)         (67.3)         (78.2)
Deaths                                                         (81.6)         (70.4)         (40.6)         (34.3)         (24.9)
                                                         ------------   ------------   ------------   ------------  -------------
Change in Funds Under Management                               419.6        1,310.4        1,084.3          345.9         (439.8)
Beginning Balance                                            7,143.8        5,833.4        4,749.1        4,403.2        4,843.0
                                                         ------------   ------------   ------------   ------------  -------------
Ending Balance                                           $   7,563.4    $   7,143.8    $   5,833.4    $   4,749.1    $   4,403.2
                                                         ============   ============   ============   ============  =============


VA Funds in Guaranteed Interest Accounts (1)             $   1,939.1    $   2,067.4    $   2,159.3    $     955.0    $     333.5
                                                         ============   ============   ============   ============  =============

Fixed Annuities (1)(2)                                   $   1,038.2    $   1,056.9    $     737.2    $     267.3
                                                         ============   ============   ============   ============

(1) Amounts are included in the annuities funds under management table above.
(2) Comparable data is not available for 2000.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                2003                                        2004
FUNDS UNDER MANAGEMENT                      ------------------------------------------   -------------------------------------------
Quarters ended                                 March      June    September   December     March       June    September   December
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Annuities
Deposits                                    $   425.7  $   377.4  $   452.1  $   172.9   $   215.0  $   208.9  $   140.8  $   106.2
Surrenders                                     (231.6)    (195.1)    (214.6)    (213.6)     (195.4)    (171.3)    (210.5)    (197.2)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Net Sales                                       194.1      182.3      237.5      (40.7)       19.6       37.6      (69.7)     (91.0)
Performance and Interest Credited                20.2      351.4      140.1      353.6       211.2       18.0        5.0      430.3
Fees                                            (11.5)     (15.4)     (14.4)     (16.4)      (15.3)     (14.0)     (15.1)     (15.4)
Deaths                                          (22.6)     (13.0)     (16.7)     (18.1)      (23.2)     (21.8)     (18.6)     (18.0)
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Change in Funds Under Management                180.2      505.3      346.5      278.4       192.3       19.8      (98.4)     305.9
Beginning Balance                             5,833.4    6,013.6    6,518.9    6,865.4     7,143.8    7,336.1    7,355.9    7,257.5
                                            ---------- ---------- ---------- ----------  ---------- ---------- ---------- ----------
Ending Balance                              $ 6,013.6  $ 6,518.9  $ 6,865.4  $ 7,143.8   $ 7,336.1  $ 7,355.9  $ 7,257.5  $ 7,563.4
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

VA Funds in Guaranteed Interest Accounts(1) $ 2,224.8  $ 2,210.5  $ 2,155.5  $ 2,067.4   $ 2,000.4  $ 1,974.2  $ 1,960.5  $ 1,939.1
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

Fixed Annuities(1)                          $   921.4  $ 1,002.2  $ 1,055.7  $ 1,056.9   $ 1,055.0  $ 1,047.9  $ 1,048.0  $ 1,038.2
                                            ========== ========== ========== ==========  ========== ========== ========== ==========

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2004 (unaudited)
($ in millions)


                                                                                            December 31,
                                                               ---------------------------------------------------------------------
                                                                    2004          2003          2002         2001          2000
                                                               ------------- ------------- ------------- ------------- -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                         $     332.5   $     329.3   $     310.4   $     252.8   $     211.4
Universal Life                                                        262.0         219.2         163.1         134.7         127.4
Variable Annuities                                                    296.7         289.0         264.9         211.4         147.0
Fixed Annuities                                                        46.0          45.2          26.3           0.4
Participating                                                         541.7         551.0         554.6         517.4         554.8
Other                                                                  37.5          28.1          21.2          17.5          17.4
Offset for Unrealized Investment Gains                                (86.5)        (94.1)       (106.4)        (10.5)        (39.0)
                                                               ------------- ------------- ------------- ------------- -------------
Total                                                           $   1,429.9   $   1,367.7   $   1,234.1   $   1,123.7   $   1,019.0
                                                               ============= ============= ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
   BENEFITS (1)
Death Benefit in Excess of Fund Value                           $     441.1   $     616.9   $   1,148.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                                 123.5         183.0         234.9
Statutory Reserve, Net of Reinsurance                                  15.0          17.3          15.8
GAAP Reserve, Net of Reinsurance                                        9.1           7.8           8.7
                                                               -------------

(1) Comparable data is not available for 2000 and 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                    2003                                                 2004
                            ---------------------------------------------------  ---------------------------------------------------
Quarters ended                  March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
DEFERRED ACQUISITION COSTS
Variable Universal Life      $    310.9   $    315.4   $    323.5   $    329.3    $    330.8   $    332.4   $    332.1   $    332.5
Universal Life                    172.6        183.4        196.7        219.2         232.3        241.9        247.5        262.0
Variable Annuities                271.2        277.5        288.9        289.0         296.3        302.4        302.7        296.7
Fixed Annuities                    35.3         36.8         37.2         45.2          45.9         46.8         46.4         46.0
Participating                     556.4        549.9        551.2        551.0         550.3        549.1        544.5        541.7
Other                              22.6         24.4         26.4         28.1          30.6         33.1         35.6         37.5
Adjustment for Unrealized
   Investment Gains
   and Losses                     (99.0)      (139.4)       (88.2)       (94.1)       (127.7)       (40.4)       (80.1)       (86.5)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total                        $  1,270.0   $  1,248.0   $  1,335.7   $  1,367.7    $  1,358.5   $  1,465.2   $  1,428.7   $  1,429.9
                            ============ ============ ============ ============  ============ ============ ============ ============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
   MINIMUM DEATH BENEFITS
Death Benefit in Excess of
   Fund Value                $  1,188.4   $    898.6   $    797.0   $    616.9    $    564.4   $    552.0   $   576.4    $    441.1
Death Benefit in Excess of
   Fund Value, Net of
   Reinsurance                    242.3        178.7        161.1        183.0         166.4        163.2       173.8         123.5
Statutory Reserve, Net of
   Reinsurance                     16.1         12.9         19.2         17.3          16.5         17.1        18.5          15.0
GAAP Reserve, Net of
   Reinsurance                      9.2          7.9          8.1          7.8           6.9          7.7        10.3           9.1
                            ============ ============ ============ ============  ============ ============ ============ ============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                                           December 31,
                                                          -------------------------------------------------------------------------
                                                              2004           2003            2002           2001           2000
                                                          ------------   ------------    ------------   ------------   ------------
Investment Management Fees                                 $    219.0     $    205.5      $    219.2     $    211.9     $    270.5
Mutual Funds - Ancillary Fees (1)                                38.3           35.5            38.7           47.1           64.3
Other Revenue                                                     7.7            9.3            10.2           12.9            8.8
                                                          ------------   ------------    ------------   ------------   ------------
Total Revenues                                                  265.0          250.3           268.1          271.9          343.6
                                                          ------------   ------------    ------------   ------------   ------------

Employment Expenses                                             132.6          129.6           134.9          123.3          129.4
Other Operating Expenses (1)                                     85.9           86.7            93.4          103.0          108.2
Amortization of Intangibles                                      33.8           33.2            32.5           49.0           31.8
Intangible Asset Impairments                                                                    66.3
                                                          ------------   ------------    ------------   ------------   ------------
Total Operating Expenses                                        252.3          249.5           327.1          275.3          269.4
                                                          ------------   ------------    ------------   ------------   ------------

Management Income (Loss)                                         12.7             .8           (59.0)          (3.4)          74.2
Other Income - Net                                                1.7            2.5             1.0            1.6            3.7
Minority Interest                                               (14.3)         (12.0)          (11.9)          (6.9)         (16.5)
                                                          ------------   ------------    ------------   ------------   ------------
Segment Income (Loss), before income taxes                         .1           (8.7)          (69.9)          (8.7)          61.4
Applicable Income taxes (Benefit)                                 2.3           (3.3)           (6.0)           2.6           32.0
                                                          ------------   ------------    ------------   ------------   ------------
Segment Income (Loss)                                      $     (2.2)    $     (5.4)     $    (63.9)    $    (11.3)    $     29.4
                                                          ============   ============    ============   ============   ============


(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                      2003                                                 2004
Quarters ended              ---------------------------------------------------  ---------------------------------------------------
                                March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Investment Management Fees   $     46.6   $     47.3   $     51.5   $     59.9    $     57.3   $     54.4   $     52.6   $     54.7
Mutual Funds - Ancillary
   Fees (1)                         8.2          8.6          9.2          9.5           9.7          9.5          9.4          9.8
Other Revenue                       1.6          2.2          2.7          2.8           2.8          2.2          1.4          1.3
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Revenues                     56.4         58.1         63.4         72.2          69.8         66.1         63.4         65.8
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Employment Expenses                29.3         33.2         33.5         33.6          34.8         32.6         31.3         33.8
Other Operating Expenses (1)       22.6         20.9         22.4         20.6          23.3         22.0         20.6         20.1
Amortization of Intangibles         8.4          8.2          8.3          8.3           8.3          8.3          8.5          8.7
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Operating Expenses           60.3         62.3         64.2         62.5          66.4         62.9         60.4         62.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Management Income (Loss)           (3.9)        (4.2)         (.8)         9.7           3.4          3.2          3.0          3.2
Other Income - Net                   .9           .4           .6           .6            .4           .3           .3           .6
Minority Interest                  (2.8)        (1.9)        (2.9)        (4.4)         (3.7)        (3.4)        (3.3)        (3.9)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Segment Income (Loss),
   before income taxes             (5.8)        (5.7)        (3.1)         5.9            .1           .1                       (.1)
Applicable Income Taxes
   (Benefit)                       (2.1)        (2.3)        (1.2)         2.3            .4                                    1.9
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Segment Income (Loss)        $     (3.7)  $     (3.4)  $     (1.9)  $      3.6    $      (.3)  $       .1                $     (2.0)
                            ============ ============ ============ ============  ============ ============ ============ ============


(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                         December 31,
                                                          -------------------------------------------------------------------------
                                                              2004           2003            2002           2001           2000
                                                          ------------   ------------    ------------   ------------   ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                                    $  2,109.9     $  2,268.3      $  4,421.1     $  2,721.8     $  3,869.4
Outflows                                                     (5,203.0)      (2,656.6)       (2,716.4)      (2,546.4)      (1,619.7)
                                                          ------------   ------------    ------------   ------------   ------------
Net Flows                                                    (3,093.1)        (388.3)        1,704.7          175.4        2,249.6
Performance                                                     950.3        1,537.5        (3,278.2)      (3,545.8)      (2,858.9)
Other                                                                                        1,330.0                       1,700.0
Acquisitions (Divestitures)                                                                  5,914.3          748.6
                                                          ------------   ------------    ------------   ------------   ------------
Change in Assets Under Management                            (2,142.8)       1,149.2         5,670.8       (2,621.8)       1,090.7
Beginning Balance                                            15,658.4       14,509.2         8,838.4       11,460.2       10,369.5
                                                          ------------   ------------    ------------   ------------   ------------
Ending Balance                                               13,515.6       15,658.4        14,509.2        8,838.4       11,460.2
                                                          ------------   ------------    ------------   ------------   ------------

MUTUAL FUNDS: (1)
Inflows                                                       1,816.0        1,744.8         1,513.1        1,660.1        2,068.6
Outflows                                                     (2,301.9)      (2,039.8)       (2,379.2)      (2,449.9)      (3,079.9)
                                                          ------------   ------------    ------------   ------------   ------------
Net Flows                                                      (485.9)        (295.0)         (866.1)        (789.8)      (1,011.3)
Performance                                                     975.5        1,946.3        (2,406.0)      (2,985.3)      (1,629.9)
Other                                                           273.5         (182.2)         (153.7)        (148.9)        (412.2)
Acquisitions (Divestitures)
                                                          ------------   ------------    ------------   ------------   ------------
Change in Assets Under Management                               763.1        1,469.1        (3,425.8)      (3,924.0)      (3,053.4)
Beginning Balance                                            13,735.6       12,266.5        15,692.3       19,616.3       22,669.7
                                                          ------------   ------------    ------------   ------------   ------------
Ending Balance                                               14,498.7       13,735.6        12,266.5       15,692.3       19,616.3
                                                          ------------   ------------    ------------   ------------   ------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                                       2,743.9        2,974.7         4,312.6        4,989.2        5,572.5
Outflows                                                     (5,750.9)      (3,452.2)       (4,480.0)      (3,766.9)      (7,023.7)
                                                          ------------   ------------    ------------   ------------   ------------
Net Flows                                                    (3,007.0)        (477.5)         (167.4)       1,222.3       (1,451.2)
Performance                                                     997.2        2,304.3        (2,178.9)        (723.4)         631.8
Other                                                            37.5          (19.9)       (1,294.6)         272.6       (2,031.9)
Acquisitions (Divestitures)                                                                  1,507.7          105.9       (3,336.0)
                                                          ------------   ------------    ------------   ------------   ------------
Change in Assets Under Management                            (1,972.3)       1,806.9        (2,133.2)         877.4       (6,187.3)
Beginning Balance                                            16,866.5       15,059.6        17,192.8       16,315.4       22,502.7
                                                          ------------   ------------    ------------   ------------   ------------
Ending Balance                                               14,894.2       16,866.5        15,059.6       17,192.8       16,315.4
                                                          ------------   ------------    ------------   ------------   ------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS: (1)
Inflows                                                       6,669.8        6,987.8        10,246.8        9,371.1       11,510.4
Outflows                                                    (13,255.8)      (8,148.6)       (9,575.6)      (8,763.2)     (11,723.3)
                                                          ------------   ------------    ------------   ------------   ------------
Net Flows                                                    (6,586.0)      (1,160.8)          671.2          607.9         (212.9)
Performance                                                   2,923.0        5,788.1        (7,863.1)      (7,254.5)      (3,857.0)
Other                                                           311.0         (202.1)         (118.3)         123.7         (744.1)
Acquisitions (Divestitures)                                                                  7,422.0          854.5       (3,336.0)
                                                          ------------   ------------    ------------   ------------   ------------
Change in Assets Under Management                            (3,352.0)       4,425.2           111.8       (5,668.4)      (8,150.0)
Beginning Balance                                            46,260.5       41,835.3        41,723.5       47,391.9       55,541.9
                                                          ------------   ------------    ------------   ------------   ------------
Ending Balance                                             $ 42,908.5     $ 46,260.5      $ 41,835.3     $ 41,723.5     $ 47,391.9
                                                          ============   ============    ============   ============   ============


Variable Product Change in Assets Under Management
   included in Mutual Funds above                          $    211.7     $    200.4      $   (686.5)     $ (734.7)     $ (634.6)
                                                          ============   ============    ============   ============   ============

(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                    2003                                                 2004
                            ---------------------------------------------------  ---------------------------------------------------
Quarters ended                  March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                      $    568.7   $    551.3   $    525.8   $    622.5    $    649.8   $    457.8   $    646.2      $ 356.1
Outflows                         (688.4)      (612.6)      (559.4)       796.2        (927.3)    (1,162.9)    (1,175.1)    (1,937.7)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net Flows                        (119.7)       (61.3)       (33.6)      (173.7)       (277.5)      (705.1)      (528.9)    (1,581.6)
Performance                      (895.1)     1,341.4        239.4        851.8         315.9        131.1       (708.6)     1,211.9
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Change in Assets Under
   Management                  (1,014.8)     1,280.1        205.8        678.1          38.4       (574.0)    (1,237.4)      (369.7)
Beginning Balance              14,509.2     13,494.4     14,774.5     14,980.3      15,658.4     15,696.8     15,122.8     13,885.3
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Ending Balance                 13,494.4     14,774.5     14,980.3     15,658.4      15,696.8     15,122.8     13,885.3     13,515.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

MUTUAL FUNDS: (1)
Inflows                           341.3        431.2        539.7        432.6         611.9        367.4        344.2        492.4
Outflows                         (452.5)      (457.3)      (563.7)      (566.4)       (573.1)      (650.8)      (469.5)      (608.6)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net Flows                        (111.2)       (26.1)       (24.0)      (133.8)         38.8       (283.4)      (125.3)      (116.2)
Performance                      (219.3)     1,152.5        248.7        764.5         347.9       (276.8)       (22.1)       926.6
Other                             (74.3)       (67.7)         2.4        (42.6)        (57.6)        27.9         25.6        277.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Change in Assets Under
   Management                    (404.8)     1,058.7        227.1        588.1         329.1       (532.3)      (121.8)     1,088.0
Beginning Balance              12,266.5     11,861.7     12,920.4     13,147.5      13,735.6     14,064.7     13,532.4     13,410.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Ending Balance                 11,861.7     12,920.4     13,147.5     13,735.6      14,064.7     13,532.4     13,410.6     14,498.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                           793.8        918.2        576.8        685.9         597.4        932.9        818.9        394.8
Outflows                         (640.9)    (1,075.1)      (722.2)    (1,014.0)       (798.5)    (2,735.6)      (928.7)    (1,288.1)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net Flows                         152.9       (156.9)      (145.4)      (328.1)       (201.1)    (1,802.7)      (109.8)      (893.3)
Performance                      (276.6)     1,274.0        457.0        849.9         235.4       (161.2)       157.7        765.2
Other                                          (1.7)       (15.5)        (2.7)         (6.3)         56.6         (9.9)        (2.9)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Change in Assets Under
   Management                    (123.7)     1,115.4        296.1        519.1          28.0     (1,907.3)        38.0       (131.0)
Beginning Balance              15,059.6     14,935.9     16,051.3     16,347.4      16,866.5     16,894.5     14,987.2     15,025.2
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Ending Balance                 14,935.9     16,051.3     16,347.4     16,866.5      16,894.5     14,987.2     15,025.2     14,894.2
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

TOTAL PRIVATE CLIENT
   AND INSTITUTIONAL
   PRODUCTS: (1)
Inflows                         1,703.8      1,900.7      1,642.3      1,741.0       1,859.1      1,758.1      1,809.3      1,243.3
Outflows                       (1,781.8)    (2,145.0)    (1,845.3)    (2,376.6)     (2,298.9)    (4,549.3)    (2,573.3)    (3,834.3)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net Flows                         (78.0)      (244.3)      (203.0)      (635.6)       (439.8)    (2,791.2)      (764.0)    (2,591.0)
Performance                    (1,391.0)     3,767.9        945.1      2,466.2         899.2       (306.9)      (573.0)     2,903.7
Other                             (74.3)       (69.4)       (13.1)       (45.3)        (63.9)        84.5         15.7        274.7
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Change in Assets Under
   Management                  (1,543.3)     3,454.2        729.0      1,785.3         395.5     (3,013.6)    (1,321.3)       587.4
Beginning Balance              41,835.3     40,292.0     43,746.2     44,475.2      46,260.5     46,656.0     43,642.4     42,321.1
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Ending Balance               $ 40,292.0   $ 43,746.2   $ 44,475.2   $ 46,260.5    $ 46,656.0   $ 43,642.4   $ 42,321.1   $ 42,908.5
                            ============ ============ ============ ============  ============ ============ ============ ============

Variable Product Change
   in Assets Under
   Management included
   in Mutual Funds above     $   (106.4)  $    155.1   $     54.0   $     97.7    $     10.8   $     (4.9)  $    (39.0)  $    244.7
                            ============ ============ ============ ============  ============ ============ ============ ============


(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                         December 31,
                                                          -------------------------------------------------------------------------
                                                              2004           2003            2002           2001           2000
                                                          ------------   ------------    ------------   ------------   ------------
SEGMENT INCOME
Operating Loss                                             $     (1.8)    $     (5.8)     $     (7.4)    $     (7.3)    $     (7.8)
Realized Gains (Losses) on Cash and
   Stock Distributions                                            7.4            4.9            (4.7)          26.2          222.2
Change in Unrealized Gains on Investments
   Held in Partnerships                                          13.7           37.1           (47.2)        (178.5)          62.9
                                                          ------------   ------------    ------------   ------------   ------------
Equity in Partnership Earnings, before income taxes              19.3           36.2           (59.3)        (159.6)         277.3
Applicable Income Taxes (Benefit)                                 6.7           12.7           (20.7)         (55.9)          97.1
                                                          ------------   ------------    ------------   ------------   ------------
Segment Income (Loss)                                            12.6           23.5           (38.6)        (103.7)         180.2
                                                          ============   ============    ============   ============   ============

-----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                 37.7           31.0            42.2           47.0           97.0
Equity In Earnings of Partnerships                               19.3           36.2           (59.3)        (159.6)         277.3
Distributions                                                   (50.4)         (32.2)          (41.8)         (63.0)        (245.1)
Sale of Partnership Interests and Transfer to Closed Block                     (52.2)
Realized Loss on Sale of Partnership Interests and
   Transfer to Closed Block                                                    (14.3)           (5.0)
                                                          ------------   ------------    ------------   ------------   ------------
Change in Venture Capital Investments                             6.6          (31.5)          (63.9)        (175.6)         129.2
Beginning Balance                                               196.3          227.8           291.7          467.3          338.1
                                                          ------------   ------------    ------------   ------------   ------------
Ending Balance                                                  202.9          196.3           227.8          291.7          467.3
                                                          ============   ============    ============   ============   ============

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                       26.9           36.8            25.0           41.3
Telecom                                                           8.0           13.3            10.2           19.1
Biotech                                                           8.6           16.3            11.1           14.1
Healthcare                                                        6.6            8.2             9.2           10.7
Consumer and Business Products and Services                      29.6           29.6            45.9           46.6
Financial Services                                               20.7           28.5            28.1           30.3
Other                                                            57.4           44.9            50.6           57.8
                                                          ------------   ------------    ------------   ------------
Total Private Holdings                                          157.8          177.6           180.1          219.9
Public Holdings                                                  20.7           11.3            23.0           39.8
Cash and Cash Equivalents                                         8.8            5.5            21.6           22.5
Other                                                            15.6            1.9             3.1            9.5
                                                          ------------   ------------    ------------   ------------
Total                                                      $    202.9     $    196.3      $    227.8     $    291.7
                                                          ============   ============    ============   ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                    2003                                                 2004
                            ---------------------------------------------------  ---------------------------------------------------
Quarters ended                  March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
SEGMENT INCOME
Operating Loss               $      (.9)  $     (2.6)  $     (1.8)  $      (.5)   $      (.7)  $     (1.4)  $       .2   $       .2
Realized Gains (Losses)
   on Cash and Stock
   Distributions                   (6.2)         1.0          6.2          3.7          (3.4)         2.4          5.4          3.0
Change in Unrealized Gains
   on Investments Held in
   Partnership                     31.0          7.4           .7         (1.9)         15.7          3.4         (9.5)         4.0
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Equity in Partnership
   Earnings, before
   income taxes                    23.9          5.8          5.1          1.3          11.6          4.4         (3.9)         7.2
Applicable Income Taxes
   (Benefit)                        8.4          2.0          1.8           .5           4.1          1.6         (1.4)         2.5
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Segment Income (Loss)              15.5          3.8          3.3           .8           7.5          2.9         (2.5)         4.7
                            ============ ============ ============ ============  ============ ============ ============ ============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars
   Invested)                       11.6          9.9          6.0          3.5           7.9         12.6          8.5          8.7
Equity In Earnings of
   Partnerships                    23.9          5.8          5.1          1.3          11.6          4.4         (3.9)         7.2
Distributions                      (3.0)        (5.7)       (12.4)       (11.0)        (13.6)       (13.0)       (12.9)       (10.9)
Sale of Partnership
   Interests and Transfer
   to Closed Block                (52.2)
Realized Loss on Sale of
   Partnership Interests
   and Transfer to Closed
   Block                          (13.8)         (.5)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Change in Venture Capital
   Investments                    (33.5)         9.5         (1.3)        (6.2)          5.9          4.0         (8.3)         5.0
Beginning Balance                 227.8        194.3        203.8        202.5         196.3        202.2        206.2        197.9
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Ending Balance                    194.3        203.8        202.5        196.3         202.2        206.2        197.9        202.9
                            ============ ============ ============ ============  ============ ============ ============ ============

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                         23.5         36.6         37.3         36.8          32.6         27.6         24.6         26.9
Telecom                             7.4         12.6         12.2         13.3          13.2          7.0          6.8          8.0
Biotech                             9.8         14.9         15.8         16.3          16.7          8.7          7.9          8.6
Healthcare                          6.7          8.0          7.8          8.2           7.7          6.6          6.3          6.6
Consumer and Business
   Products and Services           32.0         29.6         27.8         29.6          35.2         35.0         32.1         29.6
Financial Services                 29.7         28.2         29.2         28.5          29.1         22.2         20.9         20.7
Other                              57.7         34.3         42.1         44.9          53.3         57.6         59.1         57.4
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Private Holdings            166.8        164.2        172.2        177.6         187.8        164.7        157.7        157.8
Public Holdings                    11.4         15.6         18.1         11.3          12.6         15.4         14.8         20.7
Cash and Cash Equivalents           9.2          9.2         10.8          5.5           1.4         11.5          8.6          8.8
Other                               6.9         14.8          1.4          1.9           0.4         14.6         16.8         15.6
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total                        $    194.3   $    203.8   $    202.5   $    196.3    $    202.2   $    206.2   $    197.9   $    202.9
                            ============ ============ ============ ============  ============ ============ ============ ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                         December 31,
                                                          -------------------------------------------------------------------------
SEGMENT INCOME                                                2004           2003            2002           2001           2000
                                                          ------------   ------------    ------------   ------------   ------------
Corporate Investment Income                                $       .4     $      4.3      $     1.5      $      7.2     $      36.7
Interest Expense on Indebtedness                                (40.8)         (39.6)         (31.4)          (27.3)          (32.7)
Corporate Expenses                                              (18.9)         (11.0)         (10.4)          (19.9)          (53.5)
International                                                     3.7           (1.4)           4.2             7.7            12.1
Other                                                            (3.5)           (.1)          (3.9)           (2.4)          (23.4)
                                                          ------------   ------------    ------------   ------------   ------------
Segment Loss, Before Income Taxes                               (59.1)         (47.8)         (40.0)          (34.7)          (60.8)
Applicable Income Tax Benefit                                   (22.9)         (18.8)         (29.8)          (20.9)          (37.2)
                                                          ------------   ------------    ------------   ------------   ------------
Segment Loss                                               $    (36.2)    $    (29.0)     $   (10.2)     $    (13.8)    $     (23.6)
                                                          ============   ============    ============   ============   ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                      2003                                                 2004
Quarters ended              ---------------------------------------------------  ---------------------------------------------------
                                March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Corporate Investment
   Income (Loss)             $       .5   $       .9   $      1.5   $      1.4    $       .9   $      (.4)
Interest Expense on
   Indebtedness                    (9.8)        (9.9)        (9.8)       (10.1)         (9.8)        (9.9)  $    (10.1)  $    (11.0)
Corporate Expenses                   .1         (3.1)        (4.8)        (3.3)         (3.9)        (4.3)        (5.1)        (5.6)
International                      (1.3)                      1.0         (1.1)           .1          (.2)                      3.8
Other                               (.9)         (.4)         1.6          (.3)                      (1.2)         (.7)        (1.7)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Segment Loss, Before
   Income Taxes                   (11.4)       (12.5)       (10.5)       (13.4)        (12.7)       (16.0)       (15.9)       (14.5)
Applicable Income Tax
   Benefit                         (3.2)        (4.6)        (6.7)        (4.3)         (4.4)        (6.0)        (5.2)        (7.5)
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Segment Loss                 $     (8.2)  $     (7.9)  $     (3.8)  $     (9.1)   $     (8.3)  $    (10.0)  $    (10.7)  $     (7.0)
                            ============ ============ ============ ============  ============ ============ ============ ============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                         December 31,
                                                         -------------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                         ------------   ------------   ------------   -------------   ------------
REVENUES
Premiums                                                 $     990.6    $   1,042.2    $   1,082.0    $    1,112.7    $   1,147.4
Insurance and Investment Product Fees                          534.9          500.9          493.8           469.7          559.1
Broker-dealer commission and distribution
  fee revenues                                                  56.9           81.5           85.0            96.3           97.3
Net Investment Income                                        1,075.7        1,107.4          940.5           882.9        1,131.9
Unrealized Gain on Trading Equity Securities                    85.9
Net Realized Investment Gains (Losses)                           (.8)         (98.5)        (133.9)          (84.9)          89.2
                                                         ------------   ------------   ------------   -------------   ------------
Total Revenues                                               2,743.2        2,633.5        2,467.4         2,476.7        3,024.9
                                                         ------------   ------------   ------------   -------------   ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities           1,422.2        1,454.0        1,436.1         1,406.7        1,409.8
Policyholder Dividends                                         404.7          418.8          401.8           400.1          378.0
Policy Acquisition Cost Amortization                           110.2           94.1           59.2           133.0          356.0
Intangible Asset Impairments                                                                  66.3
Intangible Asset Amortization                                   33.8           33.2           32.5            49.4           36.9
Interest Expense on Indebtedness                                40.8           39.6           31.4            27.3           32.7
Interest Expense on Non-recourse
  Collateralized Obligations                                    33.6           48.9           30.5            42.3
Demutualization Expenses                                                                                      25.9           21.8
Other Operating Expenses                                       560.7          565.1          613.2           654.1          631.9
                                                         ------------   ------------   ------------   -------------   ------------
Total Expenses                                               2,606.0        2,653.7        2,671.0         2,738.8        2,867.1
                                                         ------------   ------------   ------------   -------------   ------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                                       137.2          (20.2)        (203.6)         (262.1)         157.8
Applicable Income Taxes (Benefit)                               40.5          (18.3)         (58.8)         (108.7)          59.4
                                                         -----------    ------------   ------------   -------------    -----------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses) of affiliates                 96.7           (1.9)        (144.8)         (153.4)          98.4
Minority Interest in Net Income of Subsidiaries                                 (.4)           (.5)            (.3)          (8.5)
Equity in undistributed earnings (losses) of affiliates        (10.4)          (1.8)           4.6             6.4            6.1
                                                         ------------   ------------   ------------   -------------   ------------

Income (Loss) from Continuing Operations                        86.3           (4.1)        (140.7)         (147.3)          96.0
Discontinued Operations
        Income (Loss) from Discontinued Operations                .1           (2.1)          (1.3)           (2.5)           8.2
        Loss on Disposal                                                                                                    (20.9)
                                                         ------------   ------------   ------------   -------------   ------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                            86.4           (6.2)        (142.0)         (149.8)          83.3

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                                                (130.3)
        Venture Capital Partnerships                                                                         (48.8)
        Securitized Financial Instruments                                                                    (20.5)
        Derivative Financial Instruments                                                                       3.9
                                                         ------------   ------------   ------------   -------------   ------------
Net Income (Loss)                                        $      86.4    $      (6.2)   $    (272.3)   $     (215.2)   $      83.3
                                                         ============   ============   ============   =============   ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                            2003                                           2004
                                        ----------------------------------------------  --------------------------------------------
Quarters ended                            March        June     September    December     March       June     September   December
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
REVENUES
Premiums                                $   246.1   $   248.5   $   286.9   $   260.7   $  232.7   $   238.2   $  268.8   $   250.9
Insurance and Investment
  Product Fees                              118.3       117.6       126.9       138.1      136.1       134.0      130.1       134.7
Broker-dealer commission and
  distribution fee revenues                  17.8        19.4        21.0        23.3       24.3        20.2        5.7         6.7
Net Investment Income                       291.1       277.7       267.2       271.4      275.4       260.1      266.4       273.8
Unrealized Gain on Trading
  Equity Securities                                                                                                            85.9
Net Realized Investment
  Gains (Losses)                            (12.0)     (105.5)       (3.4)       22.4        2.5        14.4       (9.1)       (8.6)
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Total Revenues                              661.3       557.7       698.6       715.9      671.0       666.9      661.9       743.4
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------

BENEFITS AND EXPENSES

Policy Benefits and Increase
  in Policy Liabilities                     350.8       348.4       389.0       365.8      345.6       341.3      373.3       362.0
Policyholder Dividends                      116.5        94.2        99.5       108.6      105.9       105.3       98.6        94.9
Policy Acquisition Cost Amortization         28.0        25.9        22.7        17.5       22.6        23.1       30.6        33.9
Intangible Asset Amortization                 8.4         8.2         8.3         8.3        8.3         8.3        8.5         8.7
Interest Expense on Indebtedness              9.8         9.9         9.8        10.1        9.8         9.9       10.1        11.0
Interest Expense on Non-recourse
  Collateralized Obligations                 13.3        12.6        11.9        11.1        8.9         7.5        9.1         8.1
Other Operating Expenses                    133.1       142.3       138.0       151.7      149.1       150.2      123.9       137.5
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Total Expenses                              659.9       641.5       679.2       673.1      650.2       645.6      654.1       656.1
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Income (Loss) from Continuing
  Operations before Income
  Taxes, Minority Interest and
  equity in undistributed earnings
  (losses) of affiliates                      1.4       (83.8)       19.4        42.8       20.8        21.3        7.8        87.3
Applicable Income Taxes (Benefit)            (2.2)      (34.2)        5.8        12.3        6.3         6.6        (.1)       27.7
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Income (Loss) from Continuing
  Operations before Minority
  Interest and equity in
  undistributed earnings (losses)
  of affiliates                               3.6       (49.6)       13.6        30.5       14.5        14.7        7.9        59.6
Equity in undistributed earnings
  (loss) of affiliates                       (1.9)         .8                     (.7)       1.8         (.1)       (.8)      (11.3)
Minority Interest in Net
  Income of Subsidiaries                                  (.4)
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Income (Loss) from Continuing Operation       1.7       (49.2)       13.6        29.8       16.3        14.6        7.1        48.3
Income (Loss) from Discontinued
  Operations                                  (.4)        (.4)        (.4)        (.9)        .3         (.2)
                                        ----------  ----------  ----------  ----------  ---------  ----------  ---------  ----------
Net Income (Loss)                       $     1.3   $   (49.6)  $    13.2   $    28.9   $   16.6   $    14.4   $    7.1   $    48.3
                                        ==========  ==========  ==========  ==========  =========  ==========  =========  ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FOURTH QUARTER 2004 INCOME STATEMENT
Fourth Quarter 2004 (unaudited)
($ in millions)


                                                                                                        Exclusions from
Year-to-Date December 31, 2004                Operating Segments          Other Segments                  Segment Income
                                           ------------------------- ----------------------- ---------------------------------------
                                               Life                               Corporate    Realized
                                                &          Asset       Venture        &       Investment               Intra-Segment
                              Consolidated    Annuity    Management    Capital      Other       Losses       Other     Eliminations
                              ------------ ------------ ------------ ----------- ----------- ------------ ----------- --------------
REVENUES
Premiums                       $   990.6    $   990.6
Insurance and Investment
  Product Fees                     534.9        296.9    $   237.7                 $   6.0                               $    (5.7)
Broker-dealer commission and
  distribution fee revenues         56.9         28.8         28.1
Net Investment Income            1,075.7        996.5           .9    $   19.3        51.7                  $  (4.2)          11.5
Unrealized Gain on Trading
  Equity Securities                 85.9                                                       $   85.9
Net Realized Investment Gains        (.8)                                                            .4        (1.2)
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------
       Total Revenues            2,743.2      2,312.8        266.7        19.3        57.7         86.3        (5.4)           5.8
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------

BENEFITS AND EXPENSES

Policy Benefits and Increase
  in Policy Liabilities          1,422.2      1,413.8                                  8.4
Policyholder Dividends             404.7        401.0                                               3.7
Policy Acquisition Cost
  Amortization                     110.2        110.6                                               (.4)
Intangible Asset Amortization       33.8                      33.8
Interest Expense on Indebtedness    40.8                                              40.8
Interest Expense on
  Non-recourse Collateralized
  Obligations                       33.6                                              33.6
Other Operating Expenses           560.7        244.6        232.8                    34.0                     43.5            5.8
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------
       Total Expenses            2,606.0      2,170.0        266.6                   116.8          3.3        43.5            5.8
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------
Income (Loss) from Continuing
  Operations before Income
  Taxes and equity in
  undistributed earnings
  (losses) of affiliates           137.2        142.8           .1        19.3       (59.1)        83.0       (48.9)
Applicable Income Taxes
  (Benefit)                         40.5         36.4          2.3         6.7       (22.9)        34.3       (16.3)
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------
Income (Loss) from Continuing
  Operations before equity in
  undistributed earnings
  (losses) of affiliates            96.7        106.4         (2.2)       12.6       (36.2)        48.7       (32.6)
Equity in undistributed
  earnings (losses) of
  affiliates                       (10.4)                                                                     (10.4)
                               ----------   ----------   -----------  ---------    --------    ---------    --------     -----------

Income (Loss) from Continuing
  Operations                   $    86.3    $   106.4    $    (2.2)   $   12.6     $ (36.2)    $   48.7     $ (43.0)
                               ==========   ==========   ===========  =========    ========    =========    ========     ===========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Fourth Quarter 2004 (unaudited)
($ in millions, except par value)

                                                                                         December 31,
                                                       ----------------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                       ---------------- -------------- -------------- -------------- --------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $ 13,476.3     $ 13,273.0     $ 11,889.5     $  9,774.1     $   6,022.3
Held-to-Maturity Debt Securities, at amortized cost                                                                        2,109.6
Available-for-Sale Equity Securities, at fair value             304.3          312.0          385.9          287.7           335.5
Trading Equity Securities, at fair value                         87.3
Mortgage Loans, at unpaid principal balances                    207.9          284.1          468.8          535.8           593.4
Policy Loans, at unpaid principal balances                    2,196.7        2,241.4        2,195.9        2,172.2         2,105.2
Venture Capital Partnerships, at equity in net assets           255.3          234.9          228.6          291.7           467.3
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                              47.5          134.7          150.6           103.0
Other Investments                                               371.8          402.0          398.9          376.0           313.6
                                                         -------------- -------------- -------------- -------------- ---------------
                                                             16,899.6       16,794.9       15,702.3       13,588.1        12,049.9
 Available-for-Sale Investments Pledged as
   Collateral, at fair value                                  1,278.8        1,350.0        1,358.7          550.6
                                                         -------------- -------------- -------------- -------------- ---------------
        Total Investments                                    18,178.4       18,144.9       17,061.0       14,138.7        12,049.9
 Cash and Cash Equivalents                                      435.0          447.9        1,110.5          823.3           717.6
 Deferred Policy Acquisition Costs                            1,429.9        1,367.7        1,234.1        1,123.7         1,019.0
 Goodwill and Other Intangible Assets                           735.6          755.0          747.7          858.6           582.6
 Other Assets                                                   633.4          760.5          711.4          566.1           567.8
 Separate Account Assets                                      6,950.3        6,083.2        4,371.2        5,025.2         5,376.6
                                                         -------------- -------------- -------------- -------------- ---------------
        Total Assets                                         28,362.6       27,559.2       25,235.9       22,535.6        20,313.5
                                                         ============== ============== ============== ============== ===============

 LIABILITIES:
 Policy Liabilities and Accruals                             13,132.3       13,088.6       12,680.0       11,846.4        11,372.6
 Policyholder Deposit Funds                                   3,492.4        3,642.7        3,395.7        1,515.2           678.4
 Indebtedness                                                   690.8          639.0          644.3          599.3           425.1
 Stock Purchase Contracts                                       131.9          128.8          137.6
 Other Liabilities                                              587.3          557.1          570.8          614.1           619.9
 Non-recourse Collateralized Debt Obligation
   Liabilities                                                1,355.2        1,472.0        1,609.5          632.7
 Separate Account Liabilities                                 6,950.3        6,083.2        4,371.2        5,020.1         5,376.6
                                                         -------------- -------------- -------------- -------------- ---------------
        Total Liabilities and minority interest              26,340.2       25,611.4       23,409.1       20,227.8        18,472.6
                                                         -------------- -------------- -------------- -------------- ---------------

 STOCKHOLDERS' EQUITY:
 Common stock, $.01 par value, 1.0 billion shares
   authorized; 94,878,000 shares outstanding
   (December 31, 2004)                                            1.0            1.0            1.0            1.0
 Additional paid in capital                                   2,435.2        2,431.4        2,424.4        2,413.3
 Deferred Compensation on Restricted Stock Units                 (3.6)          (3.6)
 Accumulated Earnings (Deficit)                                (285.6)        (355.3)        (331.4)         (43.3)        1,820.7
 Treasury stock, at cost: 11,517,387 shares
   (December 31, 2004)                                         (182.6)        (189.4)        (195.7)         (66.0)
 Accumulated Other Comprehensive Income (Loss)                   58.0           63.7          (71.5)           2.8            20.2
                                                         -------------- -------------- -------------- -------------- ---------------
        Total Stockholders' Equity                            2,022.4        1,947.8        1,826.8        2,307.8         1,840.9
                                                         -------------- -------------- -------------- -------------- ---------------
        Total Liabilities, Minority Interest
          and Stockholders' Equity                         $ 28,362.6     $ 27,559.2     $ 25,235.9     $ 22,535.6     $  20,313.5
                                                         ============== ============== ============== ============== ===============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY(1)
Fourth Quarter 2004 (unaudited)
($ in millions)

                                               Total Debt Securities         Public Debt Securities       Private Debt Securities
                                              12/31/04      12/31/2003      12/31/04      12/31/2003     12/31/04       12/31/2003
                                           -------------- -------------- -------------- -------------- -------------- --------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)
AAA/AA/A                                     $  8,668.9     $  8,821.2     $  7,123.2     $  7,442.1     $  1,545.7     $  1,379.1
BBB                                             3,733.3        3,350.8        2,493.6        2,160.6        1,239.7        1,190.2
                                           -------------- -------------- -------------- -------------- -------------- --------------
       Total Investment Grade                  12,402.2       12,172.0        9,616.8        9,602.7        2,785.4        2,569.3
BB                                                814.6          764.9          698.6          635.5          116.0          129.4
B                                                 150.9          218.9           97.3          157.8           53.6           61.1
CCC and Lower                                      68.9           94.6           51.1           53.7           17.8           40.9
In or Near Default                                 39.7           22.6           36.1           19.0            3.6            3.6
                                           -------------- -------------- -------------- -------------- -------------- --------------
       Total Debt Securities                 $ 13,476.3     $ 13,273.0     $ 10,499.9     $ 10,468.7     $  2,976.4     $  2,804.3
                                           ============== ============== ============== ============== ============== ==============

% Below Investment Grade                            8.0%           8.3%           8.4%           8.3%           6.4%           8.4%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT
  AND EQUITY SECURITIES
As of December 31, 2004                                Total                  Outside Closed Block              Closed Block
                                           ----------------------------- ----------------------------- -----------------------------
                                                Gains         Losses          Gains         Losses         Gains          Losses
                                           -------------- -------------- -------------- -------------- -------------- --------------
Total Debt Securities                        $    654.5     $    (69.9)    $    195.0     $    (44.8)    $    459.5     $    (25.1)
Equity Securities                                 108.3           (3.3)          94.0           (1.5)          14.3           (1.8)
                                           -------------- -------------- -------------- -------------- -------------- --------------
Total Unrealized Gains (Losses)                   762.8          (73.2)         289.0          (46.3)         473.8          (26.9)
                                           -------------- -------------- -------------- -------------- -------------- --------------

Applicable Policyholder Dividend
  Obligation                                      473.8          (26.9)                                       473.8          (26.9)
Applicable Deferred Acquisition
  Cost (Credit)                                   100.3          (16.5)         100.3          (16.5)
Applicable Deferred Income Tax
  (Benefit)                                        66.0          (10.4)          66.0          (10.4)
                                           -------------- -------------- -------------- -------------- -------------- --------------
Total Offsets to Net Unrealized
  Gains (Losses)                                  640.1          (53.8)         166.3          (26.9)         473.8          (26.9)
                                           -------------- -------------- -------------- -------------- -------------- --------------
Net Unrealized Gains (Losses)                $    122.7     $    (19.4)    $    122.7     $    (19.4)    $      -       $      -
                                           ============== ============== ============== ============== ============== ==============
                                             $    103.3                    $    103.3                    $      -
                                           ==============                ==============                ==============


(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS(1)
Fourth Quarter 2004 (Quarters unaudited)
($ in millions)

                                                    2003                                                 2004
                            ---------------------------------------------------  ---------------------------------------------------
Quarters ended                  March        June      September     December       March        June       September     December
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

GAAP NET INVESTMENT INCOME
Debt Securities              $   187.1    $   199.1    $   184.0    $    195.3    $   191.7    $   191.8    $   192.4    $   196.2
Equity Securities                  3.6           .9           .9           1.5           .4          1.6          1.1          1.4
Mortgages                         12.1          7.3          7.0           6.2          5.9          5.4          5.9          5.3
Policy Loans                      42.6         42.6         42.2          44.3         42.2         41.7         42.3         40.9
Venture Capital                   28.9          6.5         10.2           3.5         17.6          1.8         (3.7)         9.8
Cash & Cash Equivalents            3.1          1.4          1.4           1.1           .7          1.0          1.4          1.8
Other (2)                          4.5          8.6         11.0           8.1          9.6         11.0         18.3          9.9
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Cash and Invested
  Assets                         281.9        266.4        256.7         260.0        268.1        254.3        257.7        265.3
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Investment Expenses                3.0          2.7          2.6           2.0          2.8          1.9          2.4          2.7
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Net Investment Income  $   278.9    $   263.7    $   254.1    $    258.0    $   265.3    $   252.4    $   255.3    $   262.6
                            ============ ============ ============ ============  ============ ============ ============ ============

ANNUALIZED YIELDS
Debt Securities                    6.2%         6.1%         5.8%          6.1%         5.9%         5.9%         6.0%         6.0%
Equity Securities                  3.9%         1.0%         1.0%          1.8%         0.5%         2.0%         1.4%         1.6%
Mortgages                          9.1%         8.0%         8.6%          8.4%         8.9%         8.5%        10.3%        10.3%
Policy Loans                       8.1%         8.0%         7.9%          8.3%         7.9%         7.7%         7.9%         7.7%
Venture Capital                   67.9%        11.9%        18.7%          6.1%        34.0%         2.9%        -5.8%        17.0%
Cash & Cash Equivalents            1.5%         0.9%         0.9%          0.8%         0.7%         0.8%         1.0%         1.6%
Other (2)                          3.4%         7.0%        10.3%          7.8%        10.7%         9.9%        18.2%        10.4%
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Cash and Invested
  Assets                           6.8%         6.2%         6.1%          6.3%         6.4%         6.0%         6.2%         6.3%
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Investment Expenses                0.1%         0.1%         0.1%          0.0%         0.1%         0.1%         0.2%         0.2%
                            ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Total Net Investment Income        6.7%         6.1%         6.0%          6.4%         6.3%         5.9%         6.0%         6.2%
                            ============ ============ ============ ========================== ============ ============ ============


(1) Excludes investment income on debt and equity securities pledged as collateral.
(2)   Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                                                         December 31,
                                                          --------------------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                          -------------- -------------- -------------- -------------- --------------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                                   $    (15.5)    $    (76.1)    $   (114.3)    $    (46.1)    $     (7.5)
Equity Security Impairments                                       (1.5)          (4.3)          (9.8)
Affiliated Equity Securities                                     (12.6)         (96.9)
Venture Capital Partnerships Impairments                                         (4.6)          (5.1)
Mortgage Loan Impairments                                                        (4.1)           (.6)          (6.1)          (1.8)
Real Estate Impairments                                                          (6.6)                                        (6.1)
Debt and Equity Securities Pledged as Collateral
  Impairments                                                    (16.6)          (8.3)         (34.9)         (39.0)
Other Invested Asset Impairments                                  (3.3)          (9.9)         (22.0)          (3.7)
                                                          -------------- -------------- -------------- -------------- --------------
       Total Impairment Losses                                   (49.5)        (210.8)        (186.7)         (94.9)         (15.4)
                                                          -------------- -------------- -------------- -------------- --------------
Debt Security Net Transaction Gains (Losses)                      28.4           64.7           48.4           21.7          (46.9)
Equity Security Net Transaction Gains (Losses)                    14.6           49.2            2.1           (8.8)         146.8
Venture Capital Net Investment Gains (Losses)                                    (9.7)
Mortgage Loan Net Transaction Gains (Losses)                        .2           (1.3)            .2            7.1            4.8
Real Estate Net Transaction Gains (Losses)                         (.8)           (.2)           4.0           (2.5)           1.8
Other Invested Asset Net Transactions Gains (Losses)               6.3            9.6           (1.9)          (7.5)          (1.9)
                                                          -------------- -------------- -------------- -------------- --------------
Total Net Transactions Gains                                      48.7          112.3           52.8           10.0          104.6
                                                          -------------- -------------- -------------- -------------- --------------
Net Realized Investment Gains (Losses)                             (.8)         (98.5)        (133.9)         (84.9)          89.2
                                                          ============== ============== ============== ============== ==============
Closed Block Applicable PDO (Reduction)                            3.7           (5.9)         (40.3)         (15.4)
Applicable Deferred Acquisition Costs (Credit)                     (.4)          (4.1)          (7.2)          10.5          (10.7)
Applicable Deferred Income Tax (Credit)                            3.1          (35.6)         (20.8)         (24.5)          32.9
                                                          -------------- -------------- -------------- -------------- --------------
Net Realized Investment Gains (Losses) Included
  in Net Income (1)                                         $     (7.2)    $    (52.9)    $    (65.6)    $    (55.5)    $     67.0
                                                          ============== ============== ============== ============== ==============

(1) Includes realized losses on our equity interest in Aberdeen of $55.0 million in 2003.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2004 (unaudited)
($ in millions)

                                                     2003                                             2004
                              --------------------------------------------------- -------------------------------------------------
Quarters ended                    March        June      September     December      March       June       September    December
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------

REALIZED INVESTMENT GAINS
  AND LOSSES

Debt Security Impairments      $   (25.6)   $   (19.8)   $   (13.5)   $   (20.3)   $   (2.8)   $   (1.2)   $    (4.6)   $    (6.9)
Equity Security Impairments                      (1.1)        (3.2)                                                          (1.5)
Affiliated Equity Securities                    (96.9)                                                                      (12.6)
Venture Capital Partnerships
  Impairments                       (4.3)         (.3)
Mortgage Loan Impairments            (.4)        (2.8)         (.9)
Real Estate Impairments                                        (.4)        (6.2)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                       (4.9)         (.1)        (2.3)        (1.0)       (4.7)       (3.6)        (8.3)
Other Invested Asset
  Impairments                       (5.7)        (1.0)                                 (3.3)
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------
    Total Impairment Losses        (40.9)      (122.0)       (20.3)       (27.5)      (10.8)       (4.8)       (12.9)       (21.0)
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------
Debt Security Net
  Transaction Gains                 41.3          5.2         11.1          7.1         7.0         6.1          3.7         11.6
Equity Security Net
  Transaction Gains (Losses)         (.2)         7.4          4.9         37.1         2.2         9.5           .2          2.7
Venture Capital Net
  Investment Losses                 (9.5)         (.2)
Mortgage Loan Net
  Transaction Gains (Losses)         (.4)         (.4)         (.6)          .1          .2
Real Estate Net Transaction
  Gains (Losses)                      .5          (.4)                      (.3)                    (.6)                      (.2)
Other Invested Asset Net
  Transactions Gains (Losses)       (2.9)         5.6          1.7          5.2         3.9         4.2          (.1)        (1.7)
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------
Total Net Transactions Gains        28.8         17.2         17.1         49.2        13.3        19.2          3.8         12.4
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------
Net Realized Investment
  Gains (Losses)                   (12.1)      (104.8)        (3.2)        21.7         2.5        14.4         (9.1)        (8.6)
                              ============ ============ ============ ============ =========== =========== ============ ============

Closed Block Applicable PDO
  (Reduction)                        8.5         (9.5)        (3.5)        (1.4)         .1         7.2         (2.5)        (1.1)
Applicable Deferred
  Acquisition Costs (Credit)          .4          1.3         (2.8)        (3.0)         .4        (1.2)         (.1)          .5
Applicable Deferred Income
  Tax (Credit)                      (8.0)       (37.2)         1.3          8.4         1.2         4.2          2.0         (4.3)
                              ------------ ------------ ------------ ------------ ----------- ----------- ------------ ------------
Net Realized Investment
  Gains (Losses) Included
  in Net Income (1)            $   (13.0)   $   (59.4)   $     1.8    $    17.7    $     .8    $    4.2    $    (8.5)   $    (3.7)
                              ============ ============ ============ ============ =========== =========== ============ ============

(1) Includes realized losses on our equity interest in Aberdeen of $55.0 million in 2003.